UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 28, 2009

Date of report (Date of earliest event reported)

BECKMAN COULTER, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10109	95-104-0600
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 N. Harbor Boulevard

Fullerton, California 92834-3100

(Address of principal executive offices) (Zip Code)

(714) 871-4848

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 28, 2009, Beckman Coulter, Inc., Beckman Coulter Finance Company, LLC, Park Avenue Receivables Company LLC, JPMorgan Chase Bank, N.A. and the financial institutions party thereto entered into Amendment No. 5 to Receivables Purchase Agreement, to, among other things, amend the Receivables Purchase Agreement, dated as of October 31, 2007, between such parties to extend the term of the agreement from October 28, 2009 to October 27, 2010. This transaction was reported by registrant in Form 8-Ks filed on November 3, 2008, February 26, 2008 and November 6, 2007. This summary of Amendment No. 5 to Receivables Purchase Agreement is qualified in its entirety by reference to Amendment No. 5 to Receivables Purchase Agreement filed as Exhibit 10.1 to this Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

10.1	Amendment No. 5 to Receivables Purchase Agreement, dated as of October 28, 2009, among Beckman Coulter Finance Company, LLC, Beckman Coulter, Inc., Park Avenue Receivables Company LLC, JPMorgan Chase Bank, N.A. and the financial institutions party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2009	BECKMAN COULTER, INC.

	By:	/S/ PATRICIA STOUT
	Name:	Patricia Stout
	Title:	Deputy General Counsel